[FINAL to be attached as Exhibit C to the Design/Build Contract] CONFIDENTIAL OWNER'S LICENSE AGREEMENT This OWNER'S LICENSE AGREEMENT ("License Agreement") is entered into and made effective as of March 2, 2018 ("Effective Date") by and between ELEMENT, LLC, a Kansas limited liability company ("Owner"), and ICM, Inc., a Kansas corporation ("ICM"). Owner and ICM each may be referred to hereinafter individually as a "party", or collectively as the "parties." WHEREAS, ICM owns the right, title, and interest to certain propriety property, including trademarks, trade secrets, inventions, patents, patent applications, and know-how for its base design of Generation 1.0 grain to ethanol manufacturing processes; for its innovative technologies including, but not limited to, Selective Milling Technology V2™, Fiber Separation Technology Next Gen™, Thin Stillage Solids Separation™ Phases 1 and 2, Advanced Gasification Technology, Base Tricanter System™, Generation 1.5 Grain Fiber to Cellulosic Ethanol Technology™; and for its proprietary equipment, including, but not limited to, Multi-Zoned Screening Apparatus (MZSA), screens and flingers for the MZSA, roller mill for wet grinding, rotary press, gasifier, turbines, boilers, and piston pump. WHEREAS, Owner has entered into that certain Agreement Between Owner and Design/Builder On The Basis Of a Stipulated Price, dated March 2, 2018 (the "Contract") with ICM as Contractor under which ICM will design and construct a 70 million gallon per year ethanol plant for Owner to be located at 523 East Union Avenue, Colwich, Kansas 67030 ("Plant"); WHEREAS, as of the Effective Date, ICM owns a minority equity interest in Owner; and WHEREAS, Owner desires from ICM, and ICM desires to grant to Owner in connection with Owner' s ownership, operation, maintenance and repair of the Plant, a license to use ICM's proprietary technologies and information inclusive of base design of Generation 1.0 processes and its innovative technologies for using grain to produce ethanol, RINS, Carbon Credits, com oil, and feed products; innovative proprietary technologies to: increase ethanol and oil yields, create differentiated feed products, create higher value feed products, increase throughput, produce recoverable thermal energy, produce cellulosic ethanol; and the combination of technologies and proprietary equipment to increase efficiencies as well as to reduce carbon intensity and footprint, all upon the terms and conditions set forth herein. NOW, THEREFORE, the parties, in consideration of the foregoing premises and the mutual promises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, agree as follows: 1. License Grant; Purpose. Upon Substantial Completion of the Plant by ICM pursuant to the terms of the Contract or, if later, payment by Owner of all amounts due and owing to ICM under the Contract, ICM grants to Owner for use for and at this Plant, a revocable, personal, fully paid-up, royalty-free, non-assignable, non transferable and non-exclusive right and license ("License") to use the Proprietary Property (hereinafter defined) solely in connection with the ownership, operation, maintenance and repair of the Plant, subject to the limitations provided herein (the "Purpose"). 2. Proprietary Property Defined. The "Proprietary Property" includes (i) ICM's trademark names of Selective Milling Technology V2™, SMT V2™, Fiber Separation Technology Next Gen™, FST Next Gen™, Thin Stillage Solids Separation™ Phases 1 and 2, TS4™ Phases 1 and 2, Base Tricanter System™, BTS™, Generation 1.5 Grain Fiber to Cellulosic Ethanol Technology™, ProMax™, ProMax 1.5™, NutriMax™, and So!Max™, which are trademarked names for the innovative technologies or products included within the Plant, which ICM grants Owner a License to use in association with the operation of the Plant; and (ii) ICM's trade secrets, inventions, list of patents and patent applications shown in Appendix 1, to be filed utility patent applications and/or patents that will issue, which correspond to the patent applications listed for the identified relevant technologies in Appendix 1, and know-how that ICM Trade Secret Infmmation Exempted from Public Disclosure under US Freedom of Information Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S . Economic Espionage Act, and Uniform Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved. [***] Certain identified information h been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

[FINAL to be attached as Exhibit C to the Design/Build Contract] may include: trade secret base design of Generation 1.0 grain to ethanol manufacturing processes with its innovative technologies including, patented distillation processes, patented Selective Milling Technology V2™, patented Fiber Separation Technology Next Gen™, patented and patent pending Thin Stillage Solids Separation™ Phases I and 2, patented Advanced Gasification Technology, trade secret Base Tricanter System™, patent pending Generation 1.5 Grain Fiber to Cellulosic Ethanol Technology™, patented and proprietary MZSA, patent pending screens and flingers, proprietary roller mill for wet grinding, proprietary rotary press, proprietary integration of gasifier, turbines and boilers, and proprietary piston pump, which ICM grants Owner a License to use in association with the operation of the Plant.. For clarification, the License does not grant the right to produce any feed products other than Distillers Grains, ProMax™ (i.e. , FST Next Gen™ Hi-Pro), NutriMax™ (i.e. , FST Next Gen™ Fiber with Syrup), SolMax™ (i.e., TS4™ Phases 1 and 2 Syrup) and ProMax 1.5™ (i.e., Gen 1.5 Hi-Pro Distillers Dried Grains with Solubles). The Proprietary Property further includes without limitation, piping and instrumentation drawings, process flow diagrams, equipment designs, technical and engineering documents, Recommended Operating Procedures (hereinafter defined), materials and other information that are furnished by ICM to Owner in connection with the Purpose, whether orally, visually, in writing, or by any other means, whether tangible or intangible, directly or indirectly and in whatever form or medium including, without limitation, the design, arrangement, configuration, and specifications and all documents supporting the following and any combinations of the following of: (i) the grain receiving and processing area; (ii) the combinations of milling, slurry/cook, liquefaction, and fermentation (including, but not limited to, pumps, tanks, heat exchangers, piping, valves and associated electronic control equipment) ; (iii) the combinations of distillation, evaporation, and alcohol dehydration equipment (including, but not limited to, pumps, vessels, tanks, heat exchangers, piping, valves and associated electronic control equipment); (iv) the combination of the distillers grain drying, regenerative thermal oxidizer and package boiler equipment (including, but not limited to, pumps, vessels, tanks, heat exchangers, piping and associated electronic control equipment) ; (v) the innovative technologies described above, their associated equipment, and their associated electronic control equipment; and (vi) the computer system, known as the distributed control system (DCS and/or PLC) (including, but not limited to, the software configuration, programming, parameters, set points, alarm points, ranges, graphical interface, process control narrative, logic, and system hardware connections). The "Recommended Operating Procedures" means, without limitation, the process equipment and specifications manuals, standards of quality, service protocols, data collection methods, construction specifications, training methods, engineering standards and any other information prescribed by ICM from time to time concerning the Purpose. Proprietary Property shall not include any information or materials that Owner can demonstrate by written documentation: (i) was lawfully in the possession of Owner prior to disclosure by ICM and was not subject to a confidentiality obligation as provided for in an executed Confidentiality Agreement between ICM and Owner; (ii) was in the public domain prior to disclosure by ICM; (iii) was disclosed to Owner by a third party having the legal right to possess and disclose such information or materials; or (iv) after disclosure by ICM comes into the public domain through no fault of Owner or its directors, officers, employees, agents, contractors, consultants or other representatives (hereinafter collectively referred to as "Representatives") (except that information contained in published patents and patent application shall not be deemed to be in the public domain) . Information and materials shall not be deemed to be in the public domain merely because such information is embraced by more general disclosures in the public domain, and any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain if the combination itself and its principles of operation are not in the public domain. 3. Limitations on Use. Owner shall not use the Proprietary Property for any purpose other than the Purpose. Owner shall not have the right to transfer, assign or grant sublicenses under this License Agreement. ICM does not grant any rights by implication, estoppel, or otherwise for any trade secrets, inventions, patent applications or patents, trademarks, and/or copyrights belonging to ICM that are not specifically set forth in Section 2. Owner shall not use the Proprietary Property (i) in combination with the proprietary property of any third party, (ii) in any expansion or enlargement of the Plant, and (iii) in any improvements, modifications, and/or derivatives of the base designs and of the innovative technologies. For purposes of clarification, "expansion or enlargement" of the Plant means the addition of any technologies or processes, and equipment to the Plant. ICM and its Representatives shall ICM Trade Secret Infonnation Exempted from Public Disclosure under US Freedom oflnfonnation Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Infonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved. [***] [***]

[FINAL to be attached as Exhibit C to the Design/Build Contract] have the express right at any time to enter upon the premises of the Plant to inspect the Plant and its operation to ensure that Owner is complying with the terms of this License Agreement. 4. When Guarantees Voided; Owner's Indemnity. Owner's failure to materially comply with the Recommended Operating Procedures shall void all guarantees, representations and warranties, whether expressed or implied, if any, that were given by ICM to Owner, concerning the performance of the Plant that ICM reasonably determines are affected by Owner's failure to materially comply with such Recommended Operating Procedures. Owner agrees to indemnify, defend and hold harmless ICM and its Representatives from any and all losses, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees resulting from, relating to or arising out of Owner's or its Representatives' (a) failure to materially comply with the Recommended Operating Procedures, (b) limitations on use set forth in Section 3, above or (c) the negligent use of the Proprietary Property or the use of the Proprietary Property otherwise in violation of the terms of this License Agreement. 5. Improvements, Modifications, and/or Derivatives. The following provisions shall apply to any and all improvements, modifications, and/or derivatives by Owner to ICM's Proprietary Property: i. Any and all improvements, modifications, and/or derivatives to the Proprietary Property made by Owner or its Representatives without the prior written consent of ICM shall belong solely and exclusively to ICM. Owner shall promptly notify ICM in writing of any such improvements, modifications, and/or derivatives, and Owner agrees to assign all right, title and interest in such improvements, modifications, and/or derivatives to ICM. However, Owner shall retain the right, at no cost, to use such improvements, modifications, and/or derivatives solely in connection with the Purpose and pursuant to the terms and conditions of this License Agreement. ii. With respect to any and all improvements, modifications, and/or derivatives to the Proprietary Property made by Owner, Owner hereby agrees to indemnify, defend, and hold ICM harmless from any and all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, arising from or related to any and all improvements, modifications, and/or derivatives made by Owner to the Proprietary Property and Plant, including, but not limited to: (i) injuries to persons or property caused in whole or in part by any such improvement, modification, or derivative; (ii) other product liability claims relating to the operation and design of the Plant arising out of systems or processes improved, modified, or derived by the Owner; and/or (iii) infringement or alleged infringement of any intellectual property or other proprietary rights of any third party by reason of such improvements, modifications, and/or derivations. 6. ICM's Rights. ICM has the exclusive right, title, and interest in and to the Proprietary Property and the goodwill associated therewith. Owner will not, directly or indirectly, contest ICM's ownership of the Proprietary Property or any improvements, modifications, and/or derivatives thereto deemed to be owned by ICM pursuant to Section 5, above. Owner' s use of the Proprietary Property does not give Owner any ownership interest or other interest in or to the Proprietary Property except for the License granted to Owner for use at the Plant herein. 7. License Fee Fully Paid. Owner shall pay no license fee or royalty to ICM for Owner's use of the Proprietary Property pursuant to this License Agreement, the consideration for the License granted herein being certain payments by Owner to ICM under the Contract for the construction of the Plant under the Contract. 8. Assignment Requires Consent. Assignments by operation of law are prohibited. Owner may not transfer or assign the License granted herein, in whole or in part, including but not limited to through a Change in Control, without the prior written consent ofICM, which may be granted at ICM's sole discretion. Prior to requesting ICM to approve any assignment, Owner shall obtain from such assignee a written instrument, in form and substance reasonably acceptable to ICM, agreeing to be bound by all the terms and provisions of this License Agreement. Any assignment of this License Agreement shall not release Owner from (i) its duties and obligations hereunder concerning the disclosure and use of the Proprietary Property by Owner or its Representatives, or (ii) damages to ICM resulting ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Infonnation Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved.

[FINAL to be attached as Exhibit C to the Design/Build Contract] from, or arising out of, a breach of such duties or obligations by Owner or its Representatives. ICM may assign its right, title, and interest in the Proprietary Property, in whole or part, subject to the License granted herein. 9. Change in Control of Ownership. "Change of Control" shall mean the acquisition by any entity or group, of a sufficient amount of the voting securities of Owner or any member of Owner to enable such entity or group to elect a majority of the Board of Directors of Owner or any member of Owner. "Change of Control" shall not include transfers of interests between any of the wholly or majority owned subsidiaries of the members of the Owner at the time of this License Agreement or between a wholly or majority owned subsidiary of a member and such member. Any transfer in ownership of this License Agreement shall not release Owner from (i) its duties and obligations hereunder concerning the disclosure and use of the Proprietary Property by Owner or its Representatives, or (ii) damages to ICM resulting from, or arising out of, a breach of such duties or obligations by Owner or its Representatives. ICM may transfer its right, title, and interest in the Proprietary Property, in whole or part, subject to the License granted herein. 10. Confidentiality. The Proprietary Property is confidential and proprietary. Owner shall keep the Proprietary Property confidential and shall use all reasonable efforts to maintain the Proprietary Property as secret and confidential for the sole use of Owner and its Representatives for the Purpose. Owner shall retain all Proprietary Property at its principal place of business and/or at the Plant. Owner shall not at any time without ICM's prior written consent, copy, duplicate, record, or otherwise reproduce the Proprietary Property, in whole or in part, or otherwise make the same available to any unauthorized person provided, Owner shall be permitted to copy, duplicate or otherwise reproduce the Proprietary Property in whole or in part in connection with, and to the extent it is necessary and essential for, the Purpose so long as all such copies, duplicates or reproductions are kept at its principal place of business and/or at the Plant and are treated the same as any other Proprietary Property. Owner shall not disclose the Proprietary Property except to its Representatives who are directly involved with the Purpose, and even then only to such extent as is necessary and essential for such representative 's involvement. Owner shall inform such Representatives of the confidential and proprietary nature of such information and, if requested by ICM, Owner shall obtain from such representative a written instrument, in form and substance reasonably acceptable to ICM, agreeing to be bound by all of the terms and provisions of this License Agreement to the same extent as Owner. Owner shall make all reasonable efforts to safeguard the Proprietary Property from disclosure by its Representatives to anyone other than permitted hereby. Owner shall notify ICM immediately upon discovery of any unauthorized use or disclosure of the Proprietary Property, or any other breach of this License Agreement by Owner or its Representatives, and shall cooperate with ICM in every reasonable way to help ICM regain possession of the Proprietary Property and prevent its further unauthorized use or disclosure. In the event that Owner or its Representatives are required by law to disclose the Proprietary Property, Owner shall provide ICM with prompt written notice of same so that ICM may seek a protective order or other appropriate remedy. In the event that such protective order or other appropriate remedy is not obtained, Owner or its Representatives will furnish only that portion of the Proprietary Property which in the reasonable opinion of its or their legal counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that the Proprietary Property so disclosed will be accorded confidential treatment. 11. Unauthorized Disclosure and Use. Owner agrees to indemnify, defend, and hold harmless ICM for any and all damages (including, without limitation, reasonable attorneys' fees) arising out of or resulting from any unauthorized disclosure or use of the Proprietary Property by Owner or its Representatives. Owner agrees that ICM would be irreparably damaged by reason of a violation of the provisions contained herein and that any remedy at law for a breach of such provisions would be inadequate. Owner agrees that ICM shall be entitled to seek injunctive or other equitable relief in a court of competent jurisdiction against Owner or its Representatives for any unauthorized disclosure or use of the Proprietary Property without the necessity of proving actual monetary loss or posting any bond. It is expressly understood that the remedy described herein shall not be the exclusive remedy of ICM for any breach of such covenants, and ICM shall be entitled to seek such other relief or remedy, at law or in equity, to which it may be entitled as a consequence of any breach of such duties or obligations. ICM Trade Secret Information Exempted from Public Disclosure under US Freedom oflnfonnation Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Infonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved.

[FINAL to be attached as Exhibit C to the Design/Build Contract] 12. Survival. The duties and obligations of Owner under this License Agreement, and all provisions relating to the enforcement of such duties and obligations shall survive and remain in full force and effect notwithstanding any termination or expiration of the Contract or this License Agreement. 13. Termination. ICM may terminate this License Agreement upon written notice to Owner if Owner (a) uses the Proprietary Property for any purpose other than the Purpose or otherwise in violation of any of the tern1s and provisions of this License Agreement, or (b) discloses the Proprietary Property to anyone other than as expressly permitted by the License Agreement, or ( c) breaches any of the terms and provisions of this License Agreement and, if such breach is susceptible to cure, fails to cure such breach within thirty (30) days after the date of ICM's written notice to Owner of such breach. Upon termination of this License Agreement, Owner shall cease using the Proprietary Property for any purpose (including the Purpose) and, upon request by ICM, shall promptly return to ICM all documents or other materials in Owner's or its Representatives' possession that contain Proprietary Property in whatever format, whether written or electronic, including any and all copies or reproductions of the Proprietary Property. Owner shall permanently delete all such Proprietary Property from its computer hard drives and any other electronic storage medium (including any backup or archive system). Owner shall deliver to ICM a written certificate which certifies that all electronic copies or reproductions of the Proprietary Property have been permanently deleted. 14. Choice of Law; Venue. The laws of the State of Kansas, United States of America (or US), shall govern the validity of the provisions contained herein, the construction of such provisions, and the interpretation of the rights and duties of the parties. Any legal action brought to enforce or construe the provisions of this License Agreement shall be brought in the federal or state courts located in Wichita, Kansas, and the parties agree to and hereby submit to the exclusive jurisdiction of such courts and agree that they will not invoke the doctrine of forum non conveniens or other similar defenses in any such action brought in such courts. Notwithstanding the foregoing, nothing in this License Agreement will affect any right ICM may otherwise have to bring any action or proceeding relating to this License Agreement against Owner or its properties in the courts of any jurisdiction. 15. Liability Limitation. Owner hereby agrees to waive all claims against ICM and ICM's Representatives for any special, indirect, incidental, punitive. or consequential damages that may arise out of or relate to this License Agreement, the Contract or the Proprietary Property whether arising in contract, warranty, tort (including negligence), strict liability or otherwise, including, but not limited to, losses of use, profits, business, reputation or financing. Owner further agrees that the aggregate recovery of Owner (and everyone claiming by or through Owner) , as a whole, against ICM and ICM's Representatives, collectively, for any and all claims that arise out of, relate to or result from this License Agreement or the Proprietary Property, whether arising in contract, warranty, tort (including negligence) , infringement, strict liability or otherwise, shall not exceed Two Million Dollars ($2,000,000.00). 16. Entire Agreement. The terms and conditions of this License Agreement combined with the other agreements that are contemporaneously executed by Owner and ICM will constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the parties, written or oral. No rule of construction, whether to the effect that any ambiguity is to be resolved against the drafting party or otherwise, or prior course of dealing or course of perforn1ance shall be applicable in the interpretation of this License Agreement. This License Agreement may not be modified or amended at any time without the written consent of the parties. 17. Notices. All notices, requests, demands, reports, statements or other communications (herein referred to collectively as "Notices") required to be given hereunder or relating to this License Agreement shall be in writing and shall be deemed to have been duly given if transmitted by personal delivery or mailed by certified mail, return receipt requested, postage prepaid, to the address of the party as set forth below. Any such Notice shall be deemed to be delivered and received as of the date so delivered, if delivered personally, or as of the third business day following the day sent, if sent by certified mail or by overnight courier. Any party may, at any time, designate a different address to which Notices shall be directed by providing written notice in the manner set forth in this paragraph. ICM Trade Secret Infonnation Exempted from Public Disclosure under US Freedom ofinfonnation Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Infonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Unifonn Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved. [***]

[FINAL to be attached as Exhibit C to the Design/Build Contract] 18. Severable Provisions; Conflict. In the event that any of the terms, conditions, covenants or agreements contained in this License Agreement, or the application of any thereof, shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such term, condition, covenant or agreement shall be deemed void ab initio and shall be deemed severed from this License Agreement. In such event, and except if such determination by a court of competent jurisdiction materially changes the rights, benefits and obligations of the parties under this License Agreement, the remaining provisions of this License Agreement shall remain unchanged unaffected and unimpaired thereby and, to the extent possible, such remaining provisions shall be construed such that the purpose of this License Agreement and the intent of the parties can be achieved in a lawful manner. In the event of a conflict between the terms of this License Agreement and the terms of any of the other agreements contemporaneously executed by Owner and ICM, the terms of this License Agreement shall prevail and shall be interpreted to take precedence over the conflicting terms in any other agreement. 19. Binding Effect. The duties and obligations herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and permitted assigns of the parties hereto. 20. Waiver. The waiver by any party hereto of the breach of any term, covenant, agreement or condition herein contained shall not be deemed a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein, nor shall any custom, practice or course of dealings arising among the parties hereto in the administration hereof be construed as a waiver or diminution of the right of any party hereto to insist upon the strict performance by any other party of the terms, covenants, agreement and conditions herein contained. 21. References; Headings. In this License Agreement, where applicable, (i) references to the singular shall include the plural and references to the plural shall include the singular, and (ii) references to the male, female, or neuter gender shall include references to all other such genders where the context so requires. Section headings are for administrative convenience only and are not to be used for purposes of interpreting the meaning of a provision. IN WITNESS WHEREOF, the parties hereto have executed this License Agreement, the Effective Date of which is indicated on page I of this License Agreement. Owner: ELEM/JL~ By: Mike Irmen Title: President 3 J d ,/lo, Date Signed: ___,_t _ __,_ _ L.,__ ___ _ Address for giving notices: 523 East Union A venue Colwich, KS 67030 By: Chris Mitchell Title: President \ l Date Signed: ~ '1..- \ ~ Address for giving notices: 301 North First Street Colwich, KS 67030 ICM Trade Secret Infonnation Exempted from Public Disclosure under US Freedom of Information Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Unifonn Trade Secrets Act. © 2018 ICM, Inc. All Rights Reserved.

[FINAL to be attached as Exhibit C to the Design/Build Contract] Patent Number or Patent Application Number 7,297,236 7,572,353 8,377,155 9,376,504 15/187,563 15/796,446 9,376,504 9,718,006 15/796,446 9,376,504 14/557175 9,376,504 15/187,563 8,986,551 62/521,542 14/486970 14/775,627 15/735,107 APPENDIX 1 TO OWNER'S LICENSE AGREEMENT LIST OF ICM PATENTS AND PATENT APPLICATIONS Title Pertains to Filing Date Technology Ethanol Distillation Process Distillation Jun 28, 2002 Ethanol Distillation Process Distillation Aug 23, 2006 Auger Gasifier with Continuous Fee Gasifier Feb 20, 2009 Hybrid Separation SMTV2™ Sep 16, 2013 Hybrid Separation SMTV2™ Jun 20, 2016 Design Improvements for SMTV2™ Oct27,2017 Mechanical Separation Devices Hybrid Separation MZSA Sep 16, 2013 Multi-zoned Screening Apparatus MZSA Aug 13, 2013 Design Improvements for MZSA, screens and Oct27,2017 Mechanical Separation Devices flingers Hybrid Separation Roller Mill Sep 16, 2013 Optimized Dewatering Process FST Next Gen™ Dec 1, 2014 Hybrid Separation FST Next Gen™ Sep 16, 2013 Hybrid Separation FST Next Gen™ Jun 20, 2016 Suspended Solids Separation TS4™Phase 1 Jun 22, 2012 Systems and Methods Fractionated Stillage Separation and TS4™ Phases 1 & 2 Jun 19, 2017 Feed Products Chemical Process to Remove TS4™ Phase 2 Sep 15, 2014 Suspended Solids Cellulosic Biofuel Gen 1.5 Mar 14, 2014 Cellulosic Biofuel and Co-products Gen 1.5 Dec8 , 2017 License Date Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 Mar 2, 2018 ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Infonnation Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proplietary/Confidential Commercial and Trade Secret Infonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Unifonn Trade Secrets Act. © 20 18 ICM, Inc. All Rights Reserved. [***]